Subsequent Events	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
Subsequent Events

15) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through January 4, 2017, the date at which the unaudited condensed consolidated interim financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On November 14, 2016, the Partnership paid a quarterly cash distribution of $0.52 per unit with respect to the quarter ended September 30, 2016. The total amount of the distribution was $15.0 million.

On December 1, 2016 the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired 100% of the shares of Knutsen Shuttle Tankers 19 AS (“KNOT 19”), the company that owns the shuttle tanker Raquel Knutsen, from KNOT for a purchase price of $116.5 million less $103.5 million of outstanding indebtedness related to the vessel plus approximately $7.3 million of post-closing adjustments for working capital, interest rate swaps, certain intercompany balances and approximately $1.1 million of capitalized fees related to the financing of the vessel. On the closing of the Acquisition, KNOT 19 repaid approximately $29.0 million of this indebtedness, leaving an aggregate of approximately $74.5 million of debt outstanding under the secured credit facility related to the vessel (the “Raquel Facility”). The Raquel Facility is repayable in quarterly installments with a final balloon payment of $30.5 million due at maturity in March 2025. The Raquel Facility bears interest at an annual rate equal to LIBOR plus a margin of 2.0%.

The purchase price was settled by way of seller’s credit (the “Seller’s Credit”) in the amount of approximately $13.0 million. In connection with the Acquisition, KNOT provided to KNOT Shuttle Tankers AS a loan in the amount of approximately $12.0 million (the “Seller’s Loan”). The Seller’s Credit and the Seller’s Loan are non-amortizing, mature in five years and have an annual interest rate equal to LIBOR plus a margin of 4.5%.

The Raquel Knutsen was delivered in March 2015 and is operating in Brazil under a ten-year time charter with Repsol Sinopec Brasil, B.V., which will expire in the second quarter of 2025. The charterer has options to extend the charter for one three-year period and one two-year period.

The Partnership has accounted for the acquisition of the Raquel Knutsen as an acquisition of a business. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The Partnership is in the process of finalizing the accounting for the acquisition and amounts shown below are provisional. Additional business combination disclosures will be presented in the Partnership’s Form 20-F for the year ending December 31, 2016. The allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. No goodwill was identified as part of the provisional purchase price allocation. The provisional fair values allocated to each class of identifiable assets of Knutsen Shuttle Tankers 19 AS and the difference between the purchase price and net assets acquired was calculated as follows:

(US $ in thousands)		December 1, 2016
Purchase consideration (1)		$20,252
Less: Fair value of net assets acquired:
Vessel and equipment	116,500
Long-term debt	(103,519)
Post-closing adjustments	7,271

Sub total		20,252

Difference between the purchase price and fair value of net assets acquired		—

(1)	This includes the purchase consideration for the vessel less the assumed bank debt plus post-closing adjustments for working capital, interest rate swaps, certain intercompany balances and capitalized fees related to the financing of the vessel.

On December 6, 2016, the Partnership entered into a Series A Preferred Unit Purchase Agreement to issue and sell in a private placement $50 million of Series A Convertible Preferred Units (the “Preferred Units”) at a price of $24.00 per unit (the “Issue Price”), resulting in approximately 2,083,333 Preferred Units, representing limited partner interests in the Partnership, expected to be outstanding as of the closing date (the “Closing Date”) of the private placement. The Preferred Units will be perpetual and will pay cumulative, quarterly distributions in arrears at an annual rate of 8.0% of the Issue Price, on or prior to the date of payment of distributions on the Partnership’s common units. The Partnership has the option to issue and sell on the Closing Date up to an additional $49 million of Preferred Units to other purchasers at the Issue Price. The transaction is subject to customary closing conditions and is expected to close in January 2017. Assuming the Partnership issues $50 million of Preferred Units, the net proceeds, after deducting estimated fees and expenses, are expected to be approximately $48.5 million. The Partnership expects to use the net proceeds for general partnership purposes, which may include acquisitions, capital expenditures or the repayment of indebtedness.